DECOMMISSIONING AND RESTORATION PROVISION	12 Months Ended
Dec. 31, 2020
Decommissioning and restoration provision
Contingencies line items
DECOMMISSIONING AND RESTORATION PROVISION

11.         DECOMMISSIONING AND RESTORATION PROVISION

(a)  Reclamation bonds

The Company has $55 of restricted cash (2019 - $54) in the form of Guaranteed Investment Certificates as security deposits with various government agencies in relation to decommissioning and restoration provisions of the Brucejack Mine.

In support of the closure plan for the Brucejack Mine, the Company holds total surety bonds of C$31,700 in favour of the Ministry of Energy and Mines.

(b)  Decommissioning and restoration provision

The Company has a liability for remediation of current and past disturbances associated with the exploration, development and production activities at the Brucejack Mine. The decommissioning and restoration provision is as follows:

	For the year ended
	December 31,	December 31,
	2020	2019
Opening balance	$21,239	$18,947
Change in amount and timing of cash flows	2,812	(133)
Change in discount rate	1,643	2,028
Accretion of decommissioning and restoration provision	262	446
Settlement of decommissioning and restoration provision	—	(49)
Ending balance	$25,956	$21,239

For the year ended December 31, 2020, the provision increased due to an increase in estimated costs to reclaim the Brucejack Mine and a decrease in the discount rate. The Company used an inflation rate of 1.6% (2019 – 1.7%) and a discount rate of 0.9% (2019 – 1.5%) in calculating the estimated provision. The liability for retirement and remediation on an undiscounted basis before inflation is $24,618 (C$31,344)  (2019 - $21,086 (2019 – C$27,386)). Most of the expected expenditures to settle the decommissioning and restoration provision are anticipated to commence in 2033 after the end of the current mine life.